UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): August 12, 2004

Commission File Number 000-33009

MEDCATH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	56-2248952

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

     On August 12, 2004, we issued a press release announcing that Stephen R. Puckett, Chairman of MedCath Corporation, had resigned from the Board of Directors and that John T. Casey, President and Chief Executive Officer, was named to the additional position of Chairman.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Dated: August 12, 2004	By:	/s/james e. harris
James E. Harris
Executive Vice President and Chief Financial Officer